Exhibit 99.3

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of November 26, 2003, is made by and among AMF Debt Investors, L.L.C., AMF Debt Investors II, L.L.C., Oaktree Capital Management, LLC (as general partner and investment manager of certain funds and accounts it manages), Satellite Asset Management, L.P., AG Capital Funding Partners, L.P. and Silver Oaks Capital, L.L.C. (collectively, the “Stockholders” and each individually, a Stockholder”), and Kingpin Holdings, LLC, a Delaware limited liability company (the “Parent”).

WHEREAS, AMF Bowling Worldwide, Inc., a Delaware corporation (the “Company”), the Parent, and Kingpin Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent (the “Merger Sub”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, pursuant to which the Merger Sub has agreed to merge with and into the Company (the “Merger”), a copy of which is attached hereto as Exhibit A.

WHEREAS, pursuant to the Merger, each outstanding share of common stock, par value $.01 per share, of the Company issued and outstanding immediately prior to the Effective Time, other than shares owned or held directly or indirectly by Parent, Merger Sub or their respective Subsidiaries or the Company or its Subsidiaries and other than Appraisal Shares, will be converted into the right to receive $25.00, as such amount may increased by $0.01 per share per day pursuant to the terms of Section 1.8(a) of the Merger Agreement.

WHEREAS, the consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including the approval of the Merger by the holders of a majority of the outstanding shares of common stock of the Company.

WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of common stock, par value $0.01 per share, of the Company set forth opposite such Stockholder’s name on the Schedule of Stockholders attached hereto, collectively representing approximately 75.71% of the shares of common stock of the Company outstanding as of the date hereof (such shares, together with any shares of capital stock of the Company acquired by any Stockholder or as to which any Stockholder may acquire direct or indirect voting or investment power after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Stockholder Shares”).

WHEREAS, as a condition to the willingness of the Parent to enter into the Merger Agreement, and as an inducement to the Parent to do so, the Stockholders have agreed as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree that the foregoing recitals are true and correct, and further agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Merger Agreement.

2. Covenants of Stockholders.

(a) Agreement to Vote. During the period from the date of this Agreement until the Voting Termination Date (as defined in Section 6(f) below), each Stockholder agrees, severally, and not jointly and severally, at any meeting of the stockholders of the Company held prior to the Voting Termination Date, however called, and at every adjournment thereof prior to the Voting Termination Date, each Stockholder shall vote such Stockholder’s Stockholder Shares (i) in favor of the approval of the Merger and each of the other transactions contemplated by the Merger Agreement to be performed by the Company and any actions required in furtherance thereof; (ii) against any Acquisition Proposal or any other action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely, to impede, interfere with, delay or postpone the Merger contemplated by the Merger Agreement and (iii) against (A) any material change in the present capitalization of the Company or any amendment of the Company’s certificate of incorporation or bylaws, each as in effect on the date hereof; and (B) any other material change in the Company’s corporate structure. Prior to the Voting Termination Date, no Stockholder shall enter into any agreement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of such Stockholder’s Stockholder Shares in any manner inconsistent with the preceding sentence.

(b) Proxies.

(i) Each Stockholder hereby revokes any and all previous proxies granted with respect to matters set forth in Section 2(a) above for such Stockholder’s Stockholder Shares. The Stockholders shall promptly cause a copy of this Agreement to be deposited with the Company at its principal place of business.

(ii) Prior to the Voting Termination Date, no Stockholder shall grant any proxies or powers of attorney with respect to matters set forth in Section 2(a) above, deposit any of such Stockholder’s Stockholder Shares into a voting trust or enter into a voting agreement with respect to any of such Stockholder’s Stockholder Shares, in each case with respect to the matters set forth in Section 2(a).

(c) Transfer of Stockholder Shares by Stockholder. During the period from the date of this Agreement until the Voting Termination Date, no Stockholder shall (i) pledge or place any Lien on any of such Stockholder’s Stockholder Shares, other than pursuant to this Agreement, or (ii) transfer, sell, exchange or otherwise dispose of (including by gift) any of such Stockholder’s Stockholder Shares, or enter into any contract, option or other agreement to do the foregoing, unless the person or entity to whom such Stockholder Shares are transferred or sold to agrees in writing to be bound by the terms of this Agreement.

(d) Acquisition Proposal. During the period from the date of this Agreement until the Voting Termination Date, each Stockholder, severally, and not jointly and severally, with respect to itself only, agrees that such Stockholder shall not, and such Stockholder shall not permit any of its controlled affiliates, directors, officers, employees, investment bankers, attorneys or other advisors or representatives of such Stockholder to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Acquisition Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal.

(e) Support. During the period from the date of this Agreement until the Voting Termination Date, each Stockholder shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to reasonably assist and reasonably cooperate with the Parent in doing, all things necessary to consummate the Merger as contemplated by the Merger Agreement; provided, however, that notwithstanding anything to the contrary in this Section 2(e), or this Agreement, no Stockholder shall be required to incur out-of-pocket costs and expenses in connection with the satisfaction of its obligations herein (other than such out-of-pocket costs and expenses incurred in the ordinary course of participating in a stockholder meeting of the Company).

(f) Appraisal Rights. So long as the Merger Agreement is not materially amended or modified, and the Stockholder receives all of the consideration payable to such Stockholder in connection with the Merger under the Merger Agreement, then, to the extent permitted by applicable law, each such Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

3. Representations, Warranties and Additional Covenants of Stockholders. Each Stockholder, severally and not jointly and severally, with respect to itself only, represents, warrants and covenants as to itself to Parent that:

(a) Ownership. Such Stockholder is, as of the date hereof, the beneficial and record owner of the Stockholder Shares set forth next to such Stockholder’s name on the Schedule of Stockholders attached hereto, and such Stockholder has the sole right to vote such Stockholder Shares. Except as created hereby, none of such Stockholder’s Stockholder Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder Shares.

(b) Authority and Non-Contravention. Such Stockholder has the right, power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation of the transactions contemplated by this Agreement by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Agreement by such Stockholder (i) require no action by or in respect of, or filing with, any Governmental Authority with respect to such Stockholder, other than any required filings under Section 13 of the Exchange Act, and (ii) do not conflict with and will not result in the violation of any material judgment, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder.

(c) Total Shares. The Stockholder Shares set forth next to such Stockholder’s name on the Schedule of Stockholders are the only shares of capital stock of the Company owned beneficially or of record as of the date hereof by such Stockholder or any of its controlled Affiliates, and such Stockholder does not have any option to purchase or right to subscribe for or otherwise acquire any voting securities of the Company.

(d) Reliance by Parent. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder.

(e) Publication. Such Stockholder hereby permits Parent to publish and disclose in the Proxy Statement (including all documents and schedules filed with the Securities and Exchange Commission) such Stockholder’s identity and the number of Stockholder Shares owned by such Stockholder and the nature of such Stockholder’s commitments, arrangements and understandings pursuant to this Agreement; provided, however, that such publication and disclosure is subject in all cases to the prior review, comment and consent by such Stockholder and its advisors (such consent not to be unreasonably delayed or withheld).

4. Representations, Warranties and Covenants of the Parent. The Parent represents, warrants and covenants to the Stockholders that:

(a) Power and Authority. The Parent has the right, power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Parent and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Parent. This Agreement has been duly executed and delivered by the Parent and constitutes a valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

5. Miscellaneous.

(a) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(b) Further Assurances. From time to time, at the request of the Parent, in the case of Stockholders, or at the request of Stockholders, in the case of the Parent, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(c) Specific Performance. Each Stockholder agrees that the Parent would be irreparably damaged if for any reason any Stockholder fails to perform any of such Stockholder’s obligations under this Agreement, and that the Parent would not have an adequate remedy at law for money damages in such event. Accordingly, the Parent shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Stockholders. This provision is without prejudice to any other rights that the Parent may have against the Stockholders for any failure to perform their obligations under this Agreement.

(d) Amendments. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto.

(e) Termination of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements set forth in Sections 2, 3 and 4 above shall terminate, except with respect to liability for prior breaches thereof, upon the Voting Termination Date. The agreements set forth in Sections 5 hereof shall survive any termination of this Agreement.

(f) “Voting Termination Date”. For purposes of this Agreement, the “Voting Termination Date” means the earliest to occur of the date on which (i) the Merger Agreement terminates or is terminated in accordance with its terms, (ii) the Effective Time occurs, (iii) the Parent or the Merger Sub shall materially breach this Agreement or the Merger Agreement, and (iv) the Merger Agreement is amended, modified or waived in any respect that is materially adverse to a Stockholder without the written consent of each Stockholder so materially and adversely affected.

(g) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

(h) Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Stockholder Shares and shall be binding upon any Person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise, including such Stockholder’s heirs, guardians, administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Stockholder Shares shall be adjusted appropriately. In addition, in the event of any other acquisition of additional shares of capital stock of the Company or other voting securities of the Company by any Stockholder (including through the exercise of any warrants, stock options or similar instruments), the number of Stockholder Shares listed on the Schedule of Stockholders next to such Stockholder’s name shall be increased appropriately. This Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of capital stock of the Company or other voting securities of the Company issued to or acquired by any Stockholder directly or indirectly (including through the exercise of any warrants, stock options or similar instruments).

(i) Entire Agreement. This Agreement (including the documents referred to herein) (i) constitutes the entire agreement, and supersedes all prior agreements and understanding, both oral and written between the parties with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any Person other than the parties any rights or remedies.

(j) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confined, appropriate telecopy address or telecopy number set forth below (or at such other address or telecopy number for a party as shall be specified by like notice):

If to the Parent to:

Kingpin Holdings, LLC

c/o Code Hennessy & Simmons, LLC

10 South Wacker Drive

Suite 3175

Chicago, Illinois 60606

Attention: Thomas J. Formolo and Richard A. Lobo

with a copy to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois 60601

Attention: Kevin R. Evanich, P.C.

If to any Stockholder, to:

Satellite Asset Management, L.P.

623 Fifth Avenue, 20th Floor

New York, NY 10022

Attention: Brian S. Kriftcher

Oaktree Capital Management, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, CA. 90071

Attention: Ken Liang

AMF Debt Investors, L.L.C./AMF Debt Investors II, L.L.C

1 Maritime Plaza, Suite 2535

San Francisco, CA 94111

Attention: Meridee Moore

AG Capital Funding Partners, L.P./Silver Oaks Capital, L.L.C.

C/o Angelo, Gordon & Co.

245 Park Avenue, 26th Floor

New York, NY 10167

Attention: Tom Fuller

(k) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(l).

(m) Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, facsimile counterparts, all of which shall be considered one and the same agreement, and, shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(n) Interpretation. The headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(o) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

(p) Consent to Jurisdiction. Each party hereto irrevocably submits to the nonexclusive jurisdiction of (a) the state courts of the State of Delaware and (b) the United States federal district courts located in the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.

(q) Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

(r) No Limitation on Actions of any Stockholder as Director. In the event any Stockholder or any of Stockholder’s affiliates is a director of the Company, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require such Stockholder or such affiliate to take or in any way limit any action that such Stockholder or such affiliate may take to discharge such Stockholder’s or such affiliate’s fiduciary duties as a director of the Company.

(s) Representation by Counsel; Interpretation. Each of the parties hereto acknowledge and agree that the terms of this Agreement were negotiated at arm’s length and that each party to this Agreement has been, or has had an opportunity to be represented by separate counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

(t) Liability Several. Notwithstanding any other provision of this Agreement to the contrary, all of the obligations of the Stockholders under this Agreement are several (and not joint and several) as follows: (i) each Stockholder is responsible only for breaches of representations, warranties, covenants and agreements of such Stockholder (and not those of any other Stockholder) set forth herein and (ii) with respect to any obligation of the Stockholders hereunder not covered by clause (i) above, such obligation shall be allocated severally among Stockholders (and not jointly) in the proportions set forth on the Schedule of Stockholders.

* * * * *

IN WITNESS WHEREOF, this Voting Agreement has been signed by or on behalf of each of the parties as of the date first above written.

KINGPIN HOLDINGS, LLC

By:	/s/ Thomas J. Formolo
Name:	Thomas J. Formolo
Title:	Manager

AMF DEBT INVESTORS, L.L.C.

By:	Farallon Capital Management, L.L.C., as manager

By:	/s/ William F. Mellin
Name:	William F. Mellin
Title:	Managing Member

AMF DEBT INVESTORS II, L.L.C.

By:	Farallon Capital Management, L.L.C., as manager

By:	/s/ William F. Mellin
Name:	William F. Mellin
Title:	Managing Member

OAKTREE CAPITAL MANAGEMENT, LLC, as general partner and investment manager of certain funds and accounts it manages

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Vice President, Legal

SATELLITE ASSET MANAGEMENT, L.P.

By:	/s/ Mark Sonnino
Name:	Mark Sonnino
Title:	Principal

AG CAPITAL FUNDING PARTNERS, L.P.

By:	/s/ Jeffrey H. Aronson
Name:	Jeffrey H. Aronson
Title:	Authorized Signatory

SILVER OAKS CAPITAL, L.L.C.

By:	/s/ Jeffrey H. Aronson
Name:	Jeffrey H. Aronson
Title:	Authorized Signatory

SCHEDULE OF STOCKHOLDERS

Stockholder	Stockholder Shares
AMF Debt Investors, L.L.C.	1,898,102
AMF Debt Investors II, L.L.C.	350,433
Oaktree Capital Management, L.L.C.	2,013,889
Satellite Asset Management, L.P.	1,442,974
A.G. Capital Funding Partners, L.P.	104,020
Silver Oaks Capital, L.L.C.	1,733,647